UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  December 13, 2007

CLEAR SKIES HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-143695	30-0401535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Post Office Box 1752 Smithfield, North Carolina	27577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 271-3470

BIP Oil, Inc.
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.           Entry into a Material Definitive Agreement.

 On December 13, 2007, our predecessor, BIP Oil, Inc., a Nevada corporation (“BIP”), and Clear Skies Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of BIP (“CSH”), entered into an Agreement and Plan of Merger. On December 18, 2007, BIP merged with and into CSH, so that BIP and CSH became a single corporation named Clear Skies Holdings, Inc. (the “Surviving Corporation”), which exists under, and is governed by, the laws of the State of Delaware (the “Merger”).

As a result of the Merger, all of the assets, property, rights, privileges, powers and franchises of BIP became vested in, held and enjoyed by the Surviving Corporation, the Surviving Corporation assumed all of the obligations of BIP and we changed our name from “BIP Oil, Inc.” to “Clear Skies Holdings, Inc.”

Item 3.03.          Material Modification to Rights of Security Holders.

 Upon the effectiveness and as a result of the Merger, the Certificate of Incorporation and By-laws of CSH became the Certificate of Incorporation and By-laws of the Surviving Corporation.

 In addition, each share of common stock, par value $0.001 per share, of BIP that was issued and outstanding immediately prior to the Merger was converted into 9.19230769 issued and outstanding shares of common stock, par value $0.001 per share, of the Surviving Corporation (“Common Stock”), so that the holders of all of the issued and outstanding shares of common stock of BIP immediately prior to the Merger are the holders of Common Stock of the Surviving Corporation. All shares of CSH owned by BIP immediately prior to the Merger were surrendered to the Surviving Corporation and cancelled.

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 On December 18, 2007, each of Carlton Harlow and Joseph I. Lewis resigned from all officer and director positions with us, effective immediately.

Item 9.01           Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated December 13, 2007, between BIP Oil, Inc., a Nevada corporation, and Clear Skies Holdings, Inc., a Delaware corporation
2.2	Certificate of Ownership and Merger merging BIP Oil, Inc., a Nevada corporation, with and into Clear Skies Holdings, Inc., a Delaware corporation
2.3	Articles of Merger merging BIP Oil, Inc., a Nevada corporation, with and into Clear Skies Holdings, Inc., a Delaware corporation
3.1	Certificate of Incorporation of Clear Skies Holdings, Inc., a Delaware corporation
3.2	By-laws of Clear Skies Holdings, Inc., a Delaware corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Clear Skies Holdings, Inc.

Dated: December 19, 2007	By:	/s/ Bobby Stanley
		Name:	Bobby Stanley
		Title:	President

Index to Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated December 13, 2007, between BIP Oil, Inc., a Nevada corporation, and Clear Skies Holdings, Inc., a Delaware corporation
2.2	Certificate of Ownership and Merger merging BIP Oil, Inc., a Nevada corporation, with and into Clear Skies Holdings, Inc., a Delaware corporation
2.3	Articles of Merger merging BIP Oil, Inc., a Nevada corporation, with and into Clear Skies Holdings, Inc., a Delaware corporation
3.1	Certificate of Incorporation of Clear Skies Holdings, Inc., a Delaware corporation
3.2	By-laws of Clear Skies Holdings, Inc., a Delaware corporation